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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217


                                EQ ADVISORS TRUST

                     SUPPLEMENT DATED APRIL 19, 2002 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001


This Supplement updates certain information in the above-dated Prospectus and Statement of Additional Information of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.


            INFORMATION REGARDING THE EQ/AXP NEW DIMENSIONS PORTFOLIO


A shareholder meeting has been scheduled for July 8, 2002 at which shareholders of the EQ/AXP New Dimensions Portfolio ("New Dimensions Portfolio") will vote to approve a Plan of Reorganization ("New Dimensions Merger"), which contemplates the transfer of all of the assets of the New Dimensions Portfolio to the EQ/Capital Guardian U.S. Equity Portfolio ("U.S. Equity Portfolio") and the assumption by the U.S. Equity Portfolio of all of the liabilities of the New Dimensions Portfolio in exchange for Class IB shares of the New Dimensions Portfolio.

The U.S. Equity Portfolio seeks long term growth of capital and is advised by Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and has served as the Adviser to the U.S. Equity Portfolio since its inception on May 1, 1999.

Subject to shareholder approval, the effective date of the merger will be on or about July 12, 2002. Until that date, however, you will still be able to invest in the New Dimensions Portfolio. Accordingly, if you intend to so invest, you should read this supplement to the prospectus together with the Trust's prospectus dated May 1, 2002.


         INFORMATION REGARDING THE EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO


A shareholder meeting has been scheduled for July 8, 2002 at which shareholders of the EQ/AXP Strategy Aggressive Portfolio ("Strategy Aggressive Portfolio") will vote to approve a Plan of Reorganization ("Strategy Aggressive Merger"), which contemplates the transfer of all of the assets of the Strategy Aggressive Portfolio to the EQ/Alliance Small Cap Growth Portfolio ("Small Cap Portfolio") and the assumption by the Small Cap Portfolio of all of the liabilities of the Strategy Aggressive Portfolio in exchange for Class IB shares of the Small Cap Portfolio.


The Small Cap Portfolio seeks long term growth of capital and is advised by Alliance Capital Management, LP ("Alliance Capital"). Alliance Capital, a limited partnership, is indirectly majority-owned by The Equitable Life Assurance Society of the United States, the Investment Manager of the Trust. Alliance Capital manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. Alliance Capital has served as the Adviser to the Small Cap Portfolio, or its predecessor, since its inception on May 1, 1997.


Subject to shareholder approval, the effective date of the merger will be on or about July 12, 2002. Until that date, however, you will still be able to invest in the Strategy Aggressive Portfolio. According, if you intend to so invest, you should read this supplement to the prospectus together with the Trust's prospectus dated May 1, 2002.